                        ANNUAL REPORT / DECEMBER 31 1999

                             AIM JAPAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]


                      ------------------------------------

                THE WAVE, FROM "ONE HUNDRED FAMOUS VIEWS OF EDO"

                BY ANDO TOKITARO HIROSHIGE (1797-1858, JAPANESE)

            ONE OF THE LAST GREAT PRINTMAKERS OF THE UKIYO-E SCHOOL,

            HIROSHIGE WAS 19TH-CENTURY JAPAN'S MOST POPULAR ARTIST.

          BEFORE HIROSHIGE, JAPANESE LANDSCAPES WERE PAINTED IN A FOR-

           MAL, ACADEMIC MANNER. HIROSHIGE INTRODUCED A MORE NATURAL,

           LYRICAL APPROACH THAT HAD ENORMOUS POPULAR APPEAL. DURING

          HIS LIFETIME, HIROSHIGE PRODUCED MORE THAN 5,000 PRINTS. THE

           WAVE BELONGS TO A SERIES DEPICTING WELL-KNOWN VIEWS AROUND

                                EDO (NOW TOKYO).

                      ------------------------------------

AIM Japan Growth Fund is for shareholders who seek long-term growth of capital. The fund invests primarily in equity securities of companies located in Japan.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Japan Growth Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o Had fees and expenses not been waived during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Because Class C shares have been offered for less than a year (since 5/3/99), all performance figures for Class C shares reflect cumulative total returns that have not yet been annualized.
o Effective 3/1/99, Advisor Class shares were closed to new investors. Effective 2/11/00, after the close of the fiscal year, Advisor Class shares were converted to Class A shares.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 310 securities listed on the Japanese stock exchanges.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                              AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
   APPEARS HERE]    bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      ------------------------------------


                              AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


JAPANESE MARKET SOARS ON STRENGTH OF FOREIGN INVESTMENT


THE JAPANESE MARKET SAW A DRAMATIC REBOUND IN 1999. HOW DID THE FUND PERFORM? AIM Japan Growth Fund reported outstanding results for the fiscal year ended December 31, 1999. Class A shares returned 130.79%, Class B shares 129.47% and Advisor Class shares 131.96%. Class C shares commenced sales on May 3, 1999, and reported a cumulative total return of 89.93%. (Returns are at net asset value and exclude sales charges.) With this performance, the fund handily outpaced the 61.53% return of its benchmark, the MSCI Japan Index. The fund's assets increased more than fourfold, from $62.4 million as of December 31, 1998, to $304.5 million at the end of the fiscal year.

WHY WAS THE JAPANESE MARKET SO STRONG IN 1999?
Investor optimism over the Japanese economy initially sparked the market rally. Japan saw two consecutive quarters of growth in its economic output through June. Beginning in March, foreign investors poured money into the Japanese market, and 1999 turned out to be the biggest year ever for foreign buying. In fact, foreign investors now own a greater percentage of Japan's companies than its banks own, a reversal of a long-term trend.
    The economy contracted during the July-to-September quarter, but this did not slow the market. Investors were attracted by the acceleration of change in Japan on a structural, microeconomic level. Japan is embracing the information-technology revolution and modernizing old industries such as banking and finance. It's going through the same type of restructuring that the United States experienced in the 1980s, with mergers, acquisitions, consolidation and competition. In fact, many investors believe that Japan has entered into a new economy.

WHAT DO YOU MEAN BY "NEW ECONOMY"?
There is a changing of the guard among leading Japanese industries. The new economy includes growth industries familiar in the United States--telecommunications, technology, retail and financial services. Japan is recognizing the value of information technology, and investors are betting that Japan will catch up to the West as a major player in this revolution.
    Meanwhile, the "old economy" includes the kinds of companies that made Japan a superpower in the 1960s and 1970s- steel, construction and utilities. These industries are declining while those in the new economy are growing. We expect this divergence between new and old to continue for some time.

WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
Stock selection is crucial in Japanese investing. An index such as the MSCI Japan Index includes companies in both the new and old economies. But the divergence between the two is creating real winners and losers, and this creates a drag on index performance. The fund focused on the leading companies in Japan's new economy, those involved in the Internet, telecommunications, retail and financial services. We expect a well-focused fund to outperform an index in this type of environment.

HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?
We use a combination top-down and bottom-up approach to stock selection. With top-down analysis, we focus on "big-picture" conditions that may affect the Japanese economy over the next six to 18 months, such as demographic trends, public debt and pending legislation. For bottom-up analysis, we conduct extensive

                      ------------------------------------

                       JAPAN IS EMBRACING THE INFORMATION-

                       TECHNOLOGY REVOLUTION AND MODERN-

                          IZING OLD INDUSTRIES SUCH AS

                              BANKING AND FINANCE.

                      ------------------------------------

FUND OUTPERFORMS INDEX

For the year ended 12/31/99 at net
asset value, excluding sales charges.*
================================================================================
CLASS A SHARES                    130.79%

CLASS B SHARES                    129.47%

ADVISOR CLASS SHARES              131.96%

MSCI JAPAN INDEX                   61.53%

* Class C shares commenced sales on May 3, 1999
================================================================================


NET ASSETS SHOW DRAMATIC GROWTH
================================================================================
12/31/98       $62.4 million

6/30/99        $133.8 million

12/31/99       $304.5 million
================================================================================


          See important fund and index disclosures inside front cover.

                              AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                      ------------------------------------

                         WE BELIEVE THE BEST INVESTMENT

                      STRATEGY IN JAPAN IS TO FIND INDIVI-

                        DUAL STOCKS AND SECTORS THAT MAY

                         PERFORM WELL REGARDLESS OF THE

                         COUNTRY'S ECONOMIC SITUATION.

                      ------------------------------------


research into a company, including its market capitalization, balance sheet, management and stock price. Besides this analysis, we also apply an investment discipline called GARP, or growth at a reasonable price. We look for stocks with relatively low prices compared to earnings and projected growth rates.

WHAT STOCKS DID YOU LIKE?
Our analysis led us to invest in the leading companies in the technology, telecommunications, retail and financial-services industries.
o Hikari Tsushin is a sales agent for Japan's big three mobile-phone service providers. Its popular mobile-phone outlets are called "Hit Shops," and it receives commissions for signing and keeping customers. The company, which has been investing heavily in Asian Internet companies, has its own venture capital fund.
o NTT Mobile, also known as NTT DoCoMo (DoCoMo means "anywhere"), is Japan's leading wireless-phone company. With about 27 million subscribers, the company controls more than half of the Japanese market. NTT Mobile is also participating in the surge in Internet service in Japan, as commuters log on from their cellular phones while they ride the trains to and from work. We expect NTT Mobile's value to continue to rise with the growth of wireless devices in Japan.
o Softbank Corp. is Japan's leading computer hardware and software distributor. Like Hikari Tsushin, Softbank is also aggressively investing in more than 100 Internet-related companies.
o JAFCO Co. is a publicly traded venture-capital firm that has provided financing for more than 1,700 Japanese companies and about 190 foreign companies. More than 400 of those companies have gone public.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
Looking into 2000, we expect the corporate scene in Japan to be much the same as it was in 1999 with restructuring, mergers and consolidations. We also expect the divergence between stocks in the new and old economies to continue. The leading companies of 1999 most likely will be the leaders of 2000, but the market could broaden as more companies restructure and create shareholder value. Companies that embrace change will continue to forge ahead, which may be reflected in rising share prices.
    The recovery of the Japanese economy as a whole remains questionable. The economic contraction in the July-September quarter shows what we have long suspected--the economy is still struggling to gain momentum. We believe the best investment strategy in Japan is to find individual stocks and sectors that may perform well regardless of the country's economic situation.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

=========================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
 1. Hikari Tsushin, Inc.                    6.92%       1. Electronics (Component Distributors)   19.35%
 2. NTT Mobile Communications Network, Inc. 6.77        2. Telecommunications (Cellular/Wireless) 13.69
 3. Softbank Corp.                          6.48        3. Electrical Equipment                   10.02
 4. JAFCO Co., Ltd.                         6.45        4. Financial (Diversified)                 8.16
 5. Fujitsu Ltd.                            5.84        5. Computers (Software & Services)         7.31
 6. Sony Corp.                              5.36        6. Consumer Finance                        4.37
 7. Murata Manufacturing Co., Ltd.          5.32        7. Computers (Networking)                  3.62
 8. Rohm Co., Ltd.                          4.73        8. Retail (Specialty Apparel)              3.30
 9. Fujitsu Support and Services, Inc.      3.62        9. Retail (Department Stores)              2.86
10. Ito-Yokado Co., Ltd.                    2.86       10. Services (Commercial & Consumer)        2.31

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================


          See important fund and index disclosures inside front cover.

                              AIM JAPAN GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM JAPAN GROWTH FUND VS. BENCHMARK INDEX

7/19/85-12/31/99

in thousands
================================================================================
            AIM JAPAN GROWTH FUND,           MSCI
               CLASS A SHARES            JAPAN INDEX
--------------------------------------------------------------------------------
7/85               9,452
12/85              10,000                  10,239
12/86              18,901                  12,555
12/87              28,751                  25,035
12/88              35,042                  35,808
12/89              56,322                  49,311
12/90              40,139                  31,509
12/91              39,020                  34,321
12/92              30,627                  26,958
12/93              40,871                  33,828
12/94              43,553                  41,080
12/95              44,396                  41,365
12/96              41,099                  34,952
12/97              37,817                  26,679
12/98              37,614                  28,026
12/99              86,810                  45,270

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares the performance of your fund's Class A shares to a benchmark index over the period 7/19/85-12/31/99. (Please note that the index results are from 7/31/85-12/31/99.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Japan Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES
  Inception (7/19/85)               16.13%
  10 years                           3.83
  5 years                           13.49
  1 year                           118.05*
  *130.79% excluding sales charges

CLASS B SHARES
  Inception  (4/1/93)               13.85%
  5 years                           13.83
  1 year                           124.47*
  *129.47% excluding CDSC


CLASS C SHARES
  Inception (5/3/99)                88.93%*
  *cumulative, 89.93% excluding CDSC

ADVISOR CLASS SHARES*
  Inception (6/1/95)                20.27%
  1 year                           131.96
  *Advisor Class shares were closed to new investors on 3/1/99
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A shares will differ from that of its Class B, Class C and Advisor Class shares due to differing fees and expenses. For fund performance calculations and descriptions of the index cited on this page, please see the inside front cover.



                              AIM JAPAN GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE

FOREIGN STOCKS (JAPAN)-93.12%

AUTO PARTS & EQUIPMENT-0.94%

Bridgestone Corp.                       130,000   $  2,864,137
--------------------------------------------------------------

COMPUTERS (NETWORKING)-3.62%

Fujitsu Support and Service, Inc.        22,500     11,037,944
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-7.31%

Internet Research Institute, Inc.(a)          1        540,612
--------------------------------------------------------------
Itochu Techno-Science Corp.               3,200      1,995,985
--------------------------------------------------------------
Softbank Corp.(a)                        20,600     19,727,589
--------------------------------------------------------------
                                                    22,264,186
--------------------------------------------------------------

CONSUMER FINANCE-4.37%

Acom Co., Ltd.                           24,000      2,352,411
--------------------------------------------------------------
Aeon Credit Service Ltd.                 55,400      4,567,618
--------------------------------------------------------------
Aiful Corp.                              33,700      4,124,847
--------------------------------------------------------------
Mycal Card, Inc.                         70,800      2,253,121
--------------------------------------------------------------
                                                    13,297,997
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.64%

Nihon Unisys, Ltd.                      145,000      4,997,797
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-10.02%

Fujitsu Ltd.                            390,000     17,795,838
--------------------------------------------------------------
TDK Corp.                                50,000      6,908,201
--------------------------------------------------------------
Toshiba Corp.                           760,000      5,804,651
--------------------------------------------------------------
                                                    30,508,690
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-19.35%

Minebea Co., Ltd.(a)                    386,000      6,625,782
--------------------------------------------------------------
Matsushita-Kotobuki Electronics
  Industries Ltd.                       129,000      2,595,790
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.           69,000     16,215,422
--------------------------------------------------------------
Omron Corp.                             120,000      2,767,197
--------------------------------------------------------------
Rohm Co., Ltd.                           35,000     14,394,125
--------------------------------------------------------------
Sony Corp.                               55,000     16,318,238
--------------------------------------------------------------
                                                    58,916,554
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.62%

Tokyo Electron Ltd.                      36,000      4,935,129
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-8.16%

Diamond Lease Co., Ltd.                  16,000        214,639
--------------------------------------------------------------
JAFCO Co., Ltd.                          55,000     19,657,283
--------------------------------------------------------------
Shohkoh Fund & Co.                        6,550      2,594,345
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

FINANCIAL (DIVERSIFIED)-(CONTINUED)

Takefuji Corp.                           19,000   $  2,379,535
--------------------------------------------------------------
                                                    24,845,802
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.62%

Takeda Chemical Industries              100,000      4,944,921
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.95%

Paramount Bed Co., Ltd.                  24,000      2,890,575
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.41%

Nikko Securities Co., Ltd. (The)        340,000      4,304,725
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.96%

Canon, Inc.                             150,000      5,963,280
--------------------------------------------------------------

PERSONAL CARE-1.47%

Kao Corp.                                71,000      2,026,585
--------------------------------------------------------------
Shiseido Co., Ltd.                      167,000      2,436,524
--------------------------------------------------------------
                                                     4,463,109
--------------------------------------------------------------

PUBLISHING-1.65%

Nichii Gakkan Co.(a)                     25,650      5,020,744
--------------------------------------------------------------

RESTAURANTS-0.81%

Yoshinoya D&C Co., Ltd.                     140      2,467,564
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-2.86%

Ito-Yokado Co., Ltd.                     80,000      8,695,226
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.44%

Paris Miki, Inc.                         61,000      4,384,235
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.54%

Tsutsumi Jewelry Co., Ltd.               60,000      1,645,043
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-3.30%

Fast Retailing Co., Ltd.                 10,000      4,073,439
--------------------------------------------------------------
Ryohin Keikaku Co., Ltd.                 29,800      5,984,803
--------------------------------------------------------------
                                                    10,058,242
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-2.31%

Secom Co., Ltd.                          64,000      7,050,184
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-13.69%

Hikari Tsushin, Inc.                     10,500     21,077,111
--------------------------------------------------------------
NTT Mobile Communications Network,
  Inc.                                      536     20,626,487
--------------------------------------------------------------
                                                    41,703,598
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.08%

Nippon Telegraph & Telephone Corp.          370   $  6,340,269
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $131,002,538)                                283,599,951
--------------------------------------------------------------

MONEY MARKET FUNDS-6.00%

STIC Liquid Assets Portfolio(b)       9,133,348      9,133,348
--------------------------------------------------------------
STIC Prime Portfolio(b)               9,133,348      9,133,348
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $18,266,696)                                  18,266,696
--------------------------------------------------------------
TOTAL INVESTMENTS-99.12% (Cost
  $149,269,234)                                    301,866,647
--------------------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES-0.88%                                  2,666,600
--------------------------------------------------------------
NET ASSETS-100.00%                                $304,533,247
==============================================================

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999


ASSETS:

Investments, at market value (cost
  $149,269,234)                              $301,866,647
---------------------------------------------------------
Receivables for:
---------------------------------------------------------
  Fund shares sold                              4,425,060
---------------------------------------------------------
  Dividends and interest                          118,507
---------------------------------------------------------
Other assets                                       34,831
---------------------------------------------------------
    Total assets                              306,445,045
---------------------------------------------------------

LIABILITIES:

Payables for:
---------------------------------------------------------
  Fund shares reacquired                        1,254,152
---------------------------------------------------------
Accrued advisory fees                             217,555
---------------------------------------------------------
Accrued distribution fees                         242,671
---------------------------------------------------------
Accrued transfer agent fees                        40,339
---------------------------------------------------------
Accrued operating expenses                        157,081
---------------------------------------------------------
    Total liabilities                           1,911,798
---------------------------------------------------------
Net assets applicable to shares outstanding  $304,533,247
=========================================================

NET ASSETS:

Class A                                      $161,527,035
=========================================================
Class B                                      $117,952,870
=========================================================
Class C                                      $ 14,890,971
=========================================================
Advisor Class                                $ 10,162,371
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         7,864,824
=========================================================
Class B                                         6,010,977
=========================================================
Class C                                           759,134
=========================================================
Advisor Class                                     486,220
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      20.54
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.54 divided
    by 94.50%)                               $      21.74
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      19.62
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      19.62
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $      20.90
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999


INVESTMENT INCOME:

Dividends (net of $75,646 foreign
withholding tax)                             $    599,691
---------------------------------------------------------
Interest                                          535,118
---------------------------------------------------------
Security lending income                            27,284
---------------------------------------------------------
    Total investment income                     1,162,093
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                1,356,654
---------------------------------------------------------
Accounting service fees                            38,219
---------------------------------------------------------
Interest expense                                    1,592
---------------------------------------------------------
Distribution fees -- Class A                      272,801
---------------------------------------------------------
Distribution fees -- Class B                      535,942
---------------------------------------------------------
Distribution fees -- Class C                       32,117
---------------------------------------------------------
Transfer agent fees                               316,197
---------------------------------------------------------
Other                                             404,619
---------------------------------------------------------
    Total expenses                              2,958,141
---------------------------------------------------------
Less: Expenses paid indirectly and expense
  reductions                                       (4,027)
---------------------------------------------------------
     Net expenses                               2,954,114
---------------------------------------------------------
Net investment income (loss)                   (1,792,021)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         3,121,434
---------------------------------------------------------
  Foreign currencies                             (503,664)
---------------------------------------------------------
  Foreign currency contracts                  (15,026,561)
---------------------------------------------------------
  Futures contracts                               595,294
---------------------------------------------------------
                                              (11,813,497)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       152,599,278
---------------------------------------------------------
  Foreign currencies                                 (997)
---------------------------------------------------------
  Foreign currency contracts                    3,780,674
---------------------------------------------------------
  Futures contracts                            (1,165,922)
---------------------------------------------------------
                                              155,213,033
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, foreign currency
       contracts and futures contracts        143,399,536
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $141,607,515
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income (loss)                                  $ (1,792,021)   $   (267,417)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts and
    futures contracts                                            (11,813,497)    (14,774,034)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                              155,213,033      16,253,705
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 141,607,515       1,212,254
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --         (54,799)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (31,189)
--------------------------------------------------------------------------------------------
  Advisor Class                                                           --          (1,928)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         44,477,119      (8,445,884)
--------------------------------------------------------------------------------------------
  Class B                                                         41,640,397      (1,105,543)
--------------------------------------------------------------------------------------------
  Class C                                                         10,758,430              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                    3,653,432     (28,360,840)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        242,136,893     (36,787,929)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             62,396,354      99,184,283
--------------------------------------------------------------------------------------------
  End of period                                                 $304,533,247    $ 62,396,354
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $185,594,011    $ 85,080,433
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (14,299,977)             --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                              (19,358,742)    (20,069,001)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                              152,597,955      (2,615,078)
--------------------------------------------------------------------------------------------
                                                                $304,533,247    $ 62,396,354
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund discontinued sales of the Advisor Class to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $12,507,956, undistributed net realized gains increased by $12,523,756 and paid-in capital decreased by $15,800 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $18,648,328 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts -- The Portfolio may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.65%, 2.65% and 1.65% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively.
    Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $38,219 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $256,549 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $272,801, $535,942 and $32,117, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $180,711 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $1,972 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-EXPENSE REDUCTIONS

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $179 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $3,848 of the Fund's expenses. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,027 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $30,556 with a weighted average interest rate of 5.21%. Interest expense for the Fund for the year ended December 31, 1999 was $1,592.

NOTE 5-PORTFOLIO SECURITIES LOANED
At December 31, 1999, there were no securities on loans to brokers. For the year ended December 31, 1999, the Fund received fees of $27,284 for securities lending.
  For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $127,261,637 and $56,216,789, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $135,362,638
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (5,611,877)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $129,750,761
=========================================================
Cost of investments for tax purposes is
  $172,115,886.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                      19,428,484   $ 241,844,051    31,462,291   $ 276,913,744
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,771,106      96,657,608     3,640,751      31,434,436
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                      1,505,640      20,997,654            --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 1,449,716      19,444,530     1,661,544      14,964,767
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                              --              --         5,162          45,216
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --         3,285          27,680
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                        --              --           110             979
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (15,790,359)   (197,366,932)  (32,214,010)   (285,404,844)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,429,756)    (55,017,211)   (3,772,881)    (32,567,659)
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (746,506)    (10,239,224)           --              --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (1,182,546)    (15,791,098)   (4,795,465)    (43,326,586)
-----------------------------------------------------------------------------------------------------------------------
                                                                8,005,779   $ 100,529,378    (4,009,213)  $ (37,912,267)
=======================================================================================================================

* Class C Shares commenced sales on May 3, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during each of the years in the five-year period ended December 31, 1999, for a share of Class C outstanding during May 3, 1999 (date sales commenced) through December 31, 1999 and for a share of Advisor Class outstanding during each of the years in four-year period ended December 31, 1999 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                    Class A
                                                               -------------------------------------------------------
                                                               1999(a)       1998(a)      1997(a)   1996(a)   1995(a)
                                                               --------      -------      -------   -------   --------
Net asset value, beginning of period                           $   8.90      $  8.96      $  9.76   $ 11.00   $  12.15
------------------------------------------------------------   --------      -------      -------   -------   --------
Income from investment operations:
  Net investment income (loss)                                    (0.14)       (0.02)(b)    (0.08)    (0.04)     (0.04)
------------------------------------------------------------   --------      -------      -------   -------   --------
  Net realized and unrealized gain (loss) on investments          11.78        (0.03)       (0.70)    (0.77)      0.26
------------------------------------------------------------   --------      -------      -------   -------   --------
    Net increase (decrease) from investment operations            11.64        (0.05)       (0.78)    (0.81)      0.22
------------------------------------------------------------   --------      -------      -------   -------   --------
  Less distributions from net realized gains                         --        (0.01)       (0.02)    (0.43)     (1.37)
------------------------------------------------------------   --------      -------      -------   -------   --------
Net asset value, end of period                                 $  20.54      $  8.90      $  8.96   $  9.76   $  11.00
============================================================   ========      =======      =======   =======   ========
Total return(c)                                                  130.79%       (0.54)%      (7.99)%   (7.43)%     1.94%
============================================================   ========      =======      =======   =======   ========
Ratios and supplemental data:
Net assets, end of period (in 000s)                            $161,527      $37,608      $44,583   $63,585   $111,105
============================================================   ========      =======      =======   =======   ========
Ratio of net investment income (loss) to average net assets:      (1.03)%(d)   (0.19)%      (0.61)%   (0.40)%    (0.40)%
============================================================   ========      =======      =======   =======   ========
Ratio of expenses to average net assets:
  with fee waivers(e)                                              1.87%(d)     1.96%        1.99%     1.84%      1.99%
------------------------------------------------------------   --------      -------      -------   -------   --------
  without fee waivers                                              1.87%(d)     2.33%        2.06%     1.94%      2.14%
============================================================   ========      =======      =======   =======   ========
Portfolio turnover rate                                              43%          67%          58%       31%        67%
============================================================   ========      =======      =======   =======   ========

(a) Calculated using average shares outstanding.
(b) Includes reimbursement of Fund operating expenses per share of $0.03.
(c) Does not deduct sales charges.
(d) Ratios are based on average net assets of $77,943,175.
(e) Prior to the period ended December 31, 1999, ratios include expense reductions.

                                                                                   Class B
                                                               -----------------------------------------------------
                                                               1999(a)       1998(a)     1997(a)   1996(a)   1995(a)
                                                               --------      -------     -------   -------   -------
Net asset value, beginning of period                           $   8.55      $  8.67     $  9.49   $ 10.78   $ 12.02
------------------------------------------------------------   --------      -------     -------   -------   -------
Income from investment operations:
  Net investment income (loss)                                    (0.21)       (0.07)(b)   (0.14)    (0.11)    (0.12)
------------------------------------------------------------   --------      -------     -------   -------   -------
  Net realized and unrealized gain (loss) on investments          11.28        (0.04)      (0.66)    (0.75)     0.25
------------------------------------------------------------   --------      -------     -------   -------   -------
    Net increase (decrease) from investment operations            11.07        (0.11)      (0.80)    (0.86)     0.13
------------------------------------------------------------   --------      -------     -------   -------   -------
  Less distributions from net realized gains                         --        (0.01)      (0.02)    (0.43)    (1.37)
------------------------------------------------------------   --------      -------     -------   -------   -------
Net asset value, end of period                                 $  19.62      $  8.55     $  8.67   $  9.49   $ 10.78
============================================================   ========      =======     =======   =======   =======
Total return(c)                                                  129.47%       (1.25)%     (8.42)%   (8.05)%    1.20%
============================================================   ========      =======     =======   =======   =======
Ratios and supplemental data:
Net assets, end of period (in 000s)                            $117,953      $22,815     $24,250   $32,116   $41,274
============================================================   ========      =======     =======   =======   =======
Ratio of net investment income (loss) to average net assets:      (1.68)%(d)   (0.84)%     (1.26)%   (1.05)%   (1.05)%
============================================================   ========      =======     =======   =======   =======
Ratio of expenses to average net assets:
  with fee waivers(e)                                              2.52%(d)     2.61%      2.64%    2.49%     2.64%
------------------------------------------------------------   --------      -------     -------   -------   -------
  without fee waivers                                              2.52%(d)     2.98%      2.71%    2.59%     2.79%
============================================================   ========      =======     =======   =======   =======
Portfolio turnover rate                                              43%          67%         58%       31%       67%
============================================================   ========      =======     =======   =======   =======

(a) Calculated using average shares outstanding.
(b) Includes reimbursement of Fund operating expenses per share of $0.03.
(c) Does not deduct sales charges.
(d) Ratios are based on average net assets of $53,594,156.
(e) Prior to the period ended December 31, 1999, ratios include expense reductions.

                                                               Class C
                                                             ------------
                                                             May 3, 1999
                                                               through                       Advisor Class
                                                             December 31,   --------------------------------------------------
                                                               1999(a)      1999(a)      1998(a)   1997(a)   1996(a)   1995(a)
                                                             ------------   --------     -------   -------   -------   -------
Net asset value, beginning of period                           $ 10.33      $  9.01      $ 9.05    $  9.81   $11.02    $10.50
----------------------------------------------------------     -------      -------      ------    -------   ------    ------
Income from investment operations:
  Net investment income (loss)                                   (0.17)       (0.09)       0.01(b)   (0.01)   (0.01)       --
----------------------------------------------------------     -------      -------      ------    -------   ------    ------
  Net realized and unrealized gain (loss) on investments          9.46        11.98       (0.04)     (0.73)   (0.77)     1.89
----------------------------------------------------------     -------      -------      ------    -------   ------    ------
    Net increase (decrease) from investment operations            9.29        11.89       (0.03)     (0.74)   (0.78)     1.89
----------------------------------------------------------     -------      -------      ------    -------   ------    ------
  Less distributions from net realized gains                        --           --       (0.01)     (0.02)   (0.43)    (1.37)
----------------------------------------------------------     -------      -------      ------    -------   ------    ------
Net asset value, end of period                                 $ 19.62      $ 20.90      $ 9.01    $  9.05   $ 9.81    $11.02
==========================================================     =======      =======      ======    =======   ======    ======
Total return(c)                                                  89.93%      131.96%      (0.31)%    (7.54)%  (7.14)%   18.14%
==========================================================     =======      =======      ======    =======   ======    ======
Ratios and supplemental data:
Net assets, end of period (in 000s)                            $14,891      $10,162      $1,973    $30,351     $413      $558
==========================================================     =======      =======      ======    =======   ======    ======
Ratio of net investment income (loss) to average net
  assets:                                                        (1.68)%(d)   (0.68)%(e)   0.16%     (0.26)%  (0.05)%   (0.05)%(f)
==========================================================     =======      =======      ======    =======   ======    ======
Ratio of expenses to average net assets:
  with fee waivers(g)                                             2.52%(d)     1.52%(e)    1.61%      1.64%    1.49%     1.64%(f)
----------------------------------------------------------     -------      -------      ------    -------   ------    ------
  without fee waivers                                             2.52%(d)     1.52%(e)    1.98%      1.71%    1.59%     1.79%(f)
==========================================================     =======      =======      ======    =======   ======    ======
Portfolio turnover rate                                             43%          43%         67%        58%      31%       67%
==========================================================     =======      =======      ======    =======   ======    ======

(a) Calculated using average shares outstanding.
(b) Includes reimbursement of Fund operating expenses per share of $0.03.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $4,824,104.
(e) Ratios are based on average net assets of $4,395,059.
(f) Annualized.
(g) Prior to the period ended December 31, 1999, ratios include expense reductions.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The effective date of this conversion was February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Japan Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Japan Growth Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 16, 2000

BOARD OF TRUSTEES                                 OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                                 Robert H. Graham                   11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital      Chairman and President             Suite 100
Management, LLC (an investment                                                       Houston, TX 77046
partnership); Chief Executive Officer.            Dana R. Sutton
Plantagenet Holdings, Ltd.                        Vice President and Treasurer       INVESTMENT MANAGER
(an investment banking firm)
                                                  Samuel D. Sirko                    A I M Advisors, Inc.
Frank S. Bayley                                   Vice President and Secretary       11 Greenway Plaza
Partner, law firm of                                                                 Suite 100
Baker & McKenzie                                  Melville B. Cox                    Houston, TX 77046
                                                  Vice President
Robert H. Graham                                                                     SUB-ADVISOR
President and Chief Executive Officer,            Gary T. Crum
A I M Management Group Inc.                       Vice President                     INVESCO Asset Management
                                                                                     (Japan) Limited
Ruth H. Quigley                                   Carol F. Relihan                   Imperial Tower
Private Investor                                  Vice President                     1-1-1 Uchisaiwai-cho,
                                                                                     Chiyoda-Ku, Tokyo, 100-0011
                                                  Mary J. Benson
                                                  Assistant Vice President and       TRANSFER AGENT
                                                  Assistant Treasurer
                                                                                     A I M Fund Services, Inc.
                                                  Sheri Morris                       P.O. Box 4739
                                                  Assistant Vice President and       Houston, TX 77210-4739
                                                  Assistant Treasurer
                                                                                     CUSTODIAN
                                                  Nancy L. Martin
                                                  Assistant Secretary                State Street Bank and Trust Company
                                                                                     225 Franklin Street
                                                  Ofelia M. Mayo                     Boston, MA 02110
                                                  Assistant Secretary
                                                                                     COUNSEL TO THE FUND
                                                  Kathleen J. Pflueger
                                                  Assistant Secretary                Kirkpatrick & Lockhart LLP
                                                                                     1800 Massachusetts Avenue, N.W.
                                                                                     Washington, D.C. 20036-1800

                                                                                     COUNSEL TO THE TRUSTEES

                                                                                     Paul, Hastings, Janofsky & Walker LLP
                                                                                     Twenty Third Floor
                                                                                     555 South Flower Street
                                                                                     Los Angeles, CA 90071

                                                                                     DISTRIBUTOR

                                                                                     A I M Distributors, Inc.
                                                                                     11 Greenway Plaza
                                                                                     Suite 100
                                                                                     Houston, TX 77046

                                                                                     AUDITORS

                                                                                     PricewaterhouseCoopers LLP
                                                                                     160 Federal St.
                                                                                     Boston, MA 02110

                      ------------------------------------

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

                THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                            A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                  AIM Money Market Fund                         leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                      since 1976 and managed approximately
AIM Capital Development Fund                                                              $160 billion in assets for more than 6.6
AIM Constellation Fund(1)                   INTERNATIONAL GROWTH FUNDS                    million shareholders, including
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund          individual investors, corporate clients
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                         and financial institutions, as of
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                   December 31, 1999.
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(4)                       The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund              AIM European Development Fund                 Trademark-- is distributed nationwide,
AIM Select Growth Fund                      AIM International Equity Fund                 and AIM today is the eighth-largest
AIM Small Cap Growth Fund(2)                AIM Japan Growth Fund                         mutual fund complex in the United States
AIM Small Cap Opportunities Fund(3)         AIM Latin American Growth Fund                in assets under management, according to
AIM Value Fund                              AIM New Pacific Growth Fund                   Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                       fund monitor.
                                            GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                       AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                       AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Growth & Income Fund
AIM Basic Value Fund                        AIM Global Utilities Fund
AIM Charter Fund
                                            GLOBAL INCOME FUNDS
INCOME FUNDS                                AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                      AIM Global Government Income Fund
AIM High Yield Fund                         AIM Global Income Fund
AIM High Yield Fund II                      AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund            THEME FUNDS
AIM Limited Maturity Treasury Fund          AIM Global Consumer Products and Services Fund
                                            AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                       AIM Global Health Care Fund
AIM High Income Municipal Fund              AIM Global Infrastructure Fund
AIM Municipal Bond Fund                     AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund              AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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